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                                  [LETTERHEAD]


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Piper Funds, Inc.:

We consent to the use of our report dated November 14, 1996 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.


                                             /s/ KPMG Peat Marwick LLP
                                             KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 25, 1996